CONSENT TO PREPAYMENT OF SUBORDINATED DEBT


         The undersigned, being all of the lenders (both revolving and term, the "Lenders") to Data Transmission Network Corporation (the "Company") under the 1997 Revolving Credit Agreement (the "Revolving Credit Agreement") , dated as of February 26, 1997, as amended from time to time, among the Company and the Lenders and the 1997 Term Credit Agreement (the "Term Credit Agreement"), dated as of February 26, 1997, as amended from time to time, among the Company and certain of the Lenders, hereby consent under Section 4.16 of the Revolving Credit Agreement and Section 5.16 of the Term Credit Agreement that the Company may prepay on or about March 16, 1998 $15,000,000 of the 11.25% Senior Subordinated Notes due 2004, together with accrued interest and prepayment amounts due in connection with such prepayment.

         This CONSENT TO PREPAYMENT OF SUBORDINATED DEBT is effective as of February 26, 1998.



                                      FIRST NATIONAL BANK OF OMAHA


                                      By
                                         /s/ James P. Bonham
                                         James P. Bonham

                                      Its Vice President





                                       1

                                      FIRST NATIONAL BANK
                                      WAHOO,  NEBRASKA


                                      By /s/ Elizabeth Rezac
                                         --------------------------
                                         Elizabeth Rezac


                                      Its 2nd Vice President
                                         ------------------------------

                                       2

                                      NBD BANK


                                      By /s/ Nathan L. Bloch
                                        -------------------------------
                                         Nathan L. Bloch

                                      Its First Vice President
                                         ------------------------------


                                       3

                                      NORWEST BANK
                                      NEBRASKA, N.A.


                                      By /s/ Kevin Munro
                                        -------------------------------
                                        Kevin Munro

                                      Its Vice President
                                         ------------------------------

                                       4
                                    - 437 -

                                      THE SUMITOMO BANK, LIMITED


                                      By /s/ Michael F. Murphy
                                        -------------------------------
                                        Michael F. Murphy

                                        Its Vice President and Manager
                                         ------------------------------

                                       5
                                    - 438 -

                                      MERCANTILE BANK OF ST. LOUIS, N.A.


                                      By /s/ Joseph L. Sooter, Jr.
                                        -------------------------------
                                        Joseph L. Sooter, Jr.

                                      Its  Vice President
                                         ------------------------------

                                       6
                                    - 439 -

                                      FIRST BANK, NATIONAL ASSOCIATION


                                      By/s/ Beth Morgan
                                        -------------------------------
                                        Beth Morgan

                                      Its Vice President
                                         ------------------------------

                                       7
                                    - 440 -

                                      BANK OF MONTREAL


                                      By
                                        -------------------------------

                                      Its
                                         ------------------------------

                                       8

                                      LASALLE NATIONAL BANK,
                                      a national banking association


                                      By /s/ Tom Harmon
                                        -------------------------------
                                        Tom Harmon
                                      Its Assistant Vice President
                                         ------------------------------

                                       9
                                    - 442 -

                                      NATIONSBANK, N.A (successor in interest to The Boatmen's National Bank of St. Louis)


                                      By /s/ Roger Bettlach
                                        -------------------------------
                                        Roger Bettlach

                                      Its Assistant Vice President
                                         ------------------------------

                                       10
                                    - 443 -